Exhibit 99.1
August 2011
Sleep Number . . .
Transforming a large, undifferentiated industry

Forward Looking Statements
Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as current general and industry economic trends; consumer confidence; the effectiveness of our marketing and sales programs, including advertising and promotional efforts;
consumer acceptance of our products, product quality and brand image; our ability to continue to improve our product line and product quality; warranty obligations; availability of attractive and cost-
effective consumer credit options; execution of our retail store distribution strategy; rising commodity costs and other inflationary pressures; our dependence on significant suppliers, including several sole-source suppliers and the vulnerability of suppliers to recessionary pressures; industry competition; risks of pending and potentially unforeseen litigation; increasing government regulations; the adequacy of our management information systems to meet the evolving needs of our business and evolving regulatory standards; our ability to attract and retain key employees; and
uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in our filings with the SEC, including our Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this presentation.

Sleep Number . . .
Transforming a large, undifferentiated industry

Unique business model
. . . differentiated

Sustainable Growth

- Top line
- Leverage/earnings

Large industry
. . . “one-size-fits-all”
New advances . . .
brand/distribution/product

Sleep Number . . .
A unique and highly profitable growth opportunity
• Sustained Growth
 – Demonstrated ability to deliver compelling top line growth
 – Clear upside potential . . . mid to high teens comp expected balance of 2011
• Robust Profitability
 – Model driving profit growth in excess of top line; accelerating earnings
 – Long term 15-20% EPS growth potential, higher near term
• Strong Cash Flow
 – Strong cash generation self-funding growth investments
 – Substantial liquidity, no debt
• New advances = opportune time
 – Marketing: recently consolidated brand and evolving media
 – Distribution: refocused and ready to expand
 – Products: newly enhanced and innovating

Individualized comfort at the touch of a button

- 9 out of 10 couples prefer different mattress firmness
- Adjustable comfort on both sides…only with Sleep Number

- 3rd party studies - improved sleep quality, reduced pain
- Superior consumer satisfaction - 20 pts higher

Broad product offering at competitive value

- Good/Better/Best mattresses, full range of bedding & bases
- Promoted pricing starts at $599 (Queen Mattress)

Sleep Number Bed Series & Models (Queen Sets)

	Performance Series	Innovation Series

Differentiated & affordable products that
deliver real consumer benefits
Scientifically proven benefits
 than traditional mattresses
 Classic Series
c2
$999
c3
$1,299
c4
$1,599
p5
$2,099
p6
$2,599
p7
$2,899
i8
$3,199
i10
$4,699

$7
$6
$5
$4
$3
$2
$1
$-
($ in billions)
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E
2011E
2012E
Industry Sales $B
Premium Pct.
Specialty Pct.

Revolutionary product within a large,
“one-size-fits-all” industry
$6 Billion U.S. Wholesale Industry1
Sleep Number competes in
the industry sweet spot
• 30 years consistent industry
 growth, reset in ’08/’09 . . .
 6% CAGR
• 7-8% industry growth in 2011
 projected by ISPA
• Premium (>$1,000) outpacing total
 industry growth
• Specialty also outpacing with
 consumer trend toward better sleep
• Significant growth opportunity in
 adjustable “air” segment
• SCSS = 5% market share in $’s;
 lead markets 2-3X
Innerspring
Foam
Air
1Total Wholesale Sales based on ISPA 2010 Annual Report and ISPA Oct. 2010
Forecast. Premium percentages for 2011-2012 are company estimates.

We Believe
everyone is unique,
that there are no
mass-produced humans
and therefore
everyone has a
Sleep Number® setting.

7

Unique, vertically-integrated business model
Differentiated end-to-end brand experience
• 375 stores nationwide, supported by
 sleepnumber.com and call center

• Knowledgeable, tenured “Sleep Experts”
 deliver best in class store experience
• National customer service and “white glove”
 home delivery
Flexible, cash advantaged supply chain
• Two plants (UT & SC), 10 hubs and 127 spokes
 support national distribution
• Build-to-order, JIT inventory translates to minimal
 inventory (15 turns in manufacturing)
• Negative 30-day cash conversion cycle
 - Cash receipt at time of order
 - Payables cycle tied to time of manufacture

Net Sales ($ in millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$262
$336
$458
$558
$690
$806
$799
$609
$544
$606
$663
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Q2-11
$100
$80
$60
$40
$20
$-
$(20)
$(40)
$(60)
Proforma Net Operating Profit ($ in millions)
Net Sales
Pro Forma NOP/(loss)

8

Sales and profit growth
.. . . proven and better positioned than ever
NOP Rate (4.9%) 5.5% 8.6% 8.0% 9.2% 9.7% 5.4% (5.9%) 4.4% 8.6% 10.9%
1
1Q2-11 represents trailing 12 months

Sales growth driven by integrated top line strategy
• Awareness and Consideration
 – Superior product, but too few know about it or where to find it
• Product
 – Steady pipeline of innovative products for new and existing customers
• Marketing
 – Optimizing creative, media levels, media mix and digital
• Distribution
 – Store location, format and design; market-focused expansion

$ in millions
$120
$100
$80
$60
$40
$20
$0
16%
15%
14%
13%
12%
11%
10%
2006
2007
2008
2009
2010
2011E
Media Spend
Media % of Sales

Average Sales per Comp Store ($ in 000's)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Store Count
600
500
400
300
200
100
0
$626
$817
$1,101
$1,247
$1,417
$1,493
$1,318
$984
$1,046
$1,295
$1,492
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Jun-11
Avg. Sales per Comp Store (ttm)
Ending Store Count

10

New advances to continue profitably building a
national iconic brand
• 100% Sleep Number brand - leverage
• Advertising focused on unique product &
 consumer benefits, only at Sleep Number
• Value and urgency proven in consumer
 events
• Digital and social media advancing
• Local marketing, with national overlay
• Market-based development
 – Focused investment for scale and return
 – Accelerating awareness and share growth
• Real estate strategy
 – Improving mall locations
 – Non-mall pilot - awareness and flexibility
• Store base ready to expand; incremental
 source of growth
• Evolving store designs - experiential, unique
Marketing optimization
Distribution leverage

Store growth (5-7% per year) adds incremental upside potential

Store Count
83
14
123
42
151
148
33
111
9
47
< $750k
$750k-$1M
$1M-$1.5M
$1.5M-$2.0M
>$2.0M
FY09
Q2-FY11 (ttm)

11

Sales growth and leverage . . . just getting started
Today, every $100,000
increase in average
sales per store
• $38 million total sales (+1 bed/store/week)
• ~ $11 million operating profit
• ~ $0.13 incremental EPS
Net Sales

Profit margin growth accelerates earnings
	20091	20111	Potential by 2015	Drivers
Gross margin	60%	63%	#2-3 pts	• Supply chain leverage & efficiencies • Product innovation & pricing
Selling & Marketing %	52%	43%	$2-5 pts	• Store base leverage • Media mix & efficiency
G&A/other %	10%	9%	$0-1 pts	• Focus on core business
Operating margin	(3%)	11%	> 15%
1Trailing 12 months ended second quarter

$16
$30
$46
$63
$69
$58
$82
$71
$73
$77
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211
Operating Cash Flow (ttm)
Operating Free Cash Flow (ttm)

($ in millions)	Dec. 2009	Dec. 2010	June 2011
Cash & Marketable Securities	**$ 12**	**$ 76**	**$ 98**
Other Current Assets	42	41	44
Non-Current Assets	64	53	53
Total Assets	**$ 118**	**$ 170**	**$ 195**
Current Liabilities	80	97	90
Non-Current Liabilities	16	15	15
Total Liabilities	96	112	105
Shareholders' Equity	23	58	90
Total Liabilities and Equity	**$ 118**	**$ 170**	**$ 195**

Strong cash flow to self-fund organic growth
Robust cash generation
Rock solid balance sheet

Investment Summary . . . why now?
• Succeeding in the current macro-economic environment
 – Market share opportunity, regardless of total industry growth
 – Product delivers real consumer benefits and value
 – Ability to be nimble with short lead-time media and promotions
 – Strong balance sheet - $100+ million cash, no debt
 – Management team experience & expertise during 2008-2009 economic crisis
• New growth opportunities
 – Distribution expansion through store growth, including new non-mall
 – Market-based development and increasing efficiency of national media
 – Pricing opportunities within our competitive set as we accelerate demand
• Cash to fund further opportunities
 – Increasing ability to accelerate growth investments
 – Other shareholder return acceleration under evaluation

Sleep Number . . .
A unique and highly profitable growth opportunity
• Sustained Growth
• Robust Profitability
• Strong Cash Flow
• New advances = opportune time

Appendix

Experienced Management Team
Name	Age	Title	# yrs w/ SCSS	Previous experience
Bill McLaughlin	55	President & CEO	11	PepsiCo/Frito-Lay
Shelly Ibach	52	COO	4	Macy’s, Target Corporation
Kathy Roedel	50	EVP, Chief Technology & Services	6	GE Health Care
Wendy Schoppert	44	EVP & CFO	6	U.S. Bank, America West, Northwest, AMR
Mark Kimball	53	SVP & General Counsel	12	Oppenheimer, Wolff & Donnelly
Karen Richard	41	SVP, Human Capital	15	TCF Financial Corp

70
60
50
40
30
20
10
0
63 %
61 %
62 %
61 %
56 %
56 %
48 %
50 %
45 %
48 %
50 %
49 %
14 %
13 %
13 %
12 %
13 %
14 %
Mar '07
Oct '07
Jul '08
Dec '08
Oct '09
Jan '11
Sleep Number
Spring 1
Spring 2

16
14
12
10
8
6
4
2
0
14 %
13 %
13 %
12 %
13 %
14 %
2 %
2 %
2 %
1 %
2 %
3 %
Mar '07
Oct '07
Jul '08
Dec '08
Oct '09
Jan '11

#1 Growth Opportunity . . .
Awareness & Consideration
Growth Drivers
• Marketing: Creative, media mix, media levels, digital
• Distribution: Location, format and number of stores; store design
• Products: Steady pipeline of innovative products for new and existing customers
Unaided Brand Awareness
Unaided Store Awareness
Brand
Store

Awareness
27%
20%
17%
Stores per Million
(target population)
6
4
2
Market Share
12%
7%
3%
St. Louis
Washington DC
San Francisco

Market performance demonstrates tight
correlation of awareness and market share growth

Piloting acceleration of local markets - proving cost effective formula

Sleep Number Stores (10 mile/20 minute drive time)
Stonebriar
Future
Vista Ridge
Parks at Arlington
Town East
New store/market gap
Store closure/reposition
Sleep Number Store

What
• Three year market level goals
 – Double market share to >10%
 – Achieve above average market profit rate
How
• Aggressive media investment
 – Compete on share of voice
• Real estate
 – Reposition existing stores to align to target
 customer and eliminate trade area overlap
 – Add stores
• Other tests
 – Promotion, marketing, staffing and
 compensation

Two-Year Comp
One-Year Comp
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
(30%)
(35%)
(40%)
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211

($ in millions, except EPS)	2008	2009	2010
Sales	$ 609	$ 544	**$ 606**
EPS	$ (0.52)	$ 0.24	**$ 0.57**
Gross Profit	59%	62%	**62%**
Sales and Marketing	55%	48%	**45%**
Operating Profit	(6%)	4%	**9%**
EBITDA	$ (9)	$ 46	**$ 70**
Free Cash Flow	$ (26)	$ 61	**$ 64**

Solid execution has returned company to growth
*As adjusted for one time items in 2008/2009
Significant Returns in 2010: ROA 21%, ROE 72%
Solid Sales Growth (1 Year & 2 Year Comps)
(TTM$ in mm)

Store Leverage

	Average Store	$2MM Store
Sales per store (000's)	$1,492	$2,000
4-Wall profit* (000's)	$420	$640
4-Wall profit %	28%	32%

New Store Economics

Build out costs (000's)	~$320
Inventory (000's)	$15
Payback	12-18 months
First year sales target (000's)	>$1,200

Favorable store economics provide margin upside
*Excluding national media and customer support